Exhibit 99.1

Vonage Reports First Quarter 2022 Financial Results

HOLMDEL, N.J., May 5, 2022 -- Vonage Holdings Corp. (Nasdaq: VG), a global leader in cloud communications helping businesses accelerate their digital transformation, today announced results for the quarter ended March 31, 2022.

First Quarter 2022 Highlights:
•Consolidated revenue of $359 million, an increase of 8% year-over-year
▪Consumer revenue of $62 million, a decrease of 19% year-over-year
▪Vonage Communications Platform (VCP) revenue of $296 million, an increase of 16% year-over-year
◦VCP Service revenue of $284 million, an increase of 18% year-over-year
•API revenue of $162 million, an increase of 28% year-over-year
•Unified Communications & Contact Center Service revenue of $123 million, an increase of 7% year-over-year
•Consolidated Net Loss of $17 million, a decrease of $17 million from the prior year
•Consolidated Adjusted EBITDA(1) of $44 million, a decrease of $4 million from the prior year
▪VCP Adjusted EBITDA of $2 million, an increase of $4 million from the prior year
▪Consumer Adjusted EBITDA of $42 million, a decrease of $8 million from the prior year

Vonage will not host a conference call to discuss its results for the first quarter 2022 or provide financial guidance for the second quarter or full year 2022 due to the previously announced proposed acquisition of Vonage by Ericsson.

About Vonage

Vonage (Nasdaq:VG), a global cloud communications leader, helps businesses accelerate their digital transformation. Vonage's Communications Platform is fully programmable and allows for the integration of Video, Voice, Chat, Messaging and Verification into existing products, workflows and systems. Vonage's fully programmable unified communications and contact center applications are built from the Vonage platform and enable companies to transform how they communicate and operate from the office or anywhere, providing enormous flexibility and ensuring business continuity.

Vonage Holdings Corp. is headquartered in New Jersey, with offices throughout the United States, Europe, Israel and Asia. To follow Vonage on Twitter, please visit twitter.com/vonage. To become a fan on Facebook, go to facebook.com/vonage. To subscribe on YouTube, visit youtube.com/vonage.

Investor Contact: Monica Gould, 212.871.3927, ir@vonage.com

Media Contact: Jo Ann Tizzano, 732.365.1363, joann.tizzano@vonage.com

(1) This is a non-GAAP financial measure. Refer below to Table 3 for a reconciliation to GAAP net loss.

VONAGE HOLDINGS CORP.
TABLE 1. CONSOLIDATED FINANCIAL DATA
(Dollars in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Statement of Operations Data:
Service, access and product revenues	$344,852	$350,167	$314,793
USF revenues	13,976	16,138	18,107
Total revenues	358,828	366,305	332,900

Operating Expenses:
Service, access and product cost of revenues (excluding depreciation and amortization of $17,679, $16,895, and $13,647, respectively)	168,409	174,923	138,680
USF cost of revenues	13,976	16,138	18,107
Sales and marketing	78,878	80,702	81,474
Engineering and development	20,760	19,961	20,360
General and administrative	70,456	70,164	44,933
Depreciation and amortization	25,195	23,572	20,417
	377,674	385,460	323,971
(loss) Income from operations	(18,846)	(19,155)	8,929
Other Income (Expense):
Interest expense	(3,653)	(6,924)	(7,298)
Other income (expense), net	511	1,119	174
	(3,142)	(5,805)	(7,124)
(Loss) Income before income tax	(21,988)	(24,960)	1,805
Income tax benefit (expense)	4,866	2,809	(2,181)
Net loss	$(17,122)	$(22,151)	$(376)
Loss per common share:
Basic and diluted	$(0.07)	$(0.09)	$—
Weighted-average common shares outstanding:
Basic and diluted	254,666	252,791	249,638

VONAGE HOLDINGS CORP.
TABLE 1. CONSOLIDATED FINANCIAL DATA - (Continued)
(Dollars in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Statement of Cash Flow Data:
Net cash provided by operating activities	$40,871	$25,304	$47,318
Net cash used in investing activities	(20,417)	(20,735)	(16,480)
Net cash used in financing activities	(24,073)	(33,030)	(21,019)
Capital expenditures, acquisition of intangible assets net of proceeds on sale of intangible assets, acquisition and development of software assets	(20,417)	(13,735)	(16,480)

	March 31,	December 31,
	2022	2021
Balance Sheet Data:
Cash and cash equivalents	$15,719	$18,342
Restricted cash	2,172	1,967
Accounts receivable, net of allowance	145,895	147,622
Prepaid expenses and other current assets	37,728	37,388
Deferred customer acquisition costs, current and non-current	101,697	101,403
Property and equipment, net	20,155	24,334
Goodwill	612,214	615,134
Operating lease right of use assets	32,221	31,855
Software, net	110,707	106,516
Intangible assets, net	149,199	161,134
Deferred tax assets	121,996	109,087
Other assets	32,753	33,362
Total assets	$1,382,456	$1,388,144

Accounts payable and accrued expenses	$232,031	$226,497
Operating lease liabilities, current and non-current	45,021	43,056
Deferred revenue, current	53,978	61,420
Total notes payable, net and indebtedness under revolving credit facility, including current portion	130,500	130,500
Convertible senior notes, net	340,620	305,609
Other liabilities	5,006	3,341
Total liabilities	$807,156	$770,423
Total stockholders' equity	$575,300	$617,721

VONAGE HOLDINGS CORP.
TABLE 2. SUMMARY CONSOLIDATED OPERATING DATA
(Dollars in thousands, except per line amounts)
(unaudited)

The table below includes summarized income statement information that our management uses to measure the operating performance of the Vonage Communications Platform focused portion of our business:

Vonage Communications Platform	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Statement of Operations Data:
Service, access and product revenues	$289,662	$292,699	$249,040
USF revenues	6,748	7,403	6,414
Total revenues	296,410	300,102	255,454

Operating Expenses:
Service, access and product cost of revenues excluding depreciation and amortization	160,629	167,062	129,643
USF cost of revenues	6,748	7,403	6,414
Sales and marketing	77,723	77,362	77,824
Engineering and development	20,228	19,173	19,523
General and administrative	65,565	66,720	40,768
Depreciation and amortization	25,054	23,412	20,080
	355,947	361,132	294,252
Loss from operations	$(59,537)	$(61,030)	$(38,798)

The table below includes revenues and cost of revenues that our management uses to measure the growth and operating performance of the Vonage Communications Platform focused portion of our business:

Vonage Communications Platform	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Revenues:
Service revenues	$284,198	$286,820	$240,442
Access and product revenues(1)	5,464	5,879	8,598
Service, access and product revenues excluding USF	289,662	292,699	249,040
USF revenues	6,748	7,403	6,414
Total revenues	$296,410	$300,102	$255,454

Cost of Revenues:
Service cost of revenues(2)	$150,427	$158,013	$120,017
Access and product cost of revenues(1)	10,202	9,049	9,626
Service, access and product cost of revenues excluding USF	160,629	167,062	129,643
USF cost of revenues	6,748	7,403	6,414
Total cost of revenues	$167,377	$174,465	$136,057

Service margin %	47.1%	44.9%	50.1%
Gross margin % excluding USF (Service, access and product margin %)	44.5%	42.9%	47.9%
Gross margin %	43.5%	41.9%	46.7%
(1) Includes customer premise equipment, access, and shipping and handling.
(2) Excludes depreciation and amortization of $17,538, $16,735, and $13,310 for the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, respectively.

The table below includes key operating data that our management uses to measure the growth and operating performance of the Vonage Communications Platform focused portion of our business:

Vonage Communications Platform	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Service revenue per customer	$677	$678	$582
Vonage Communications Platform service revenue churn	0.6%	0.5%	0.5%
The table below includes summarized income statement information that our management uses to measure the operating performance of the Consumer focused portion of our business:

Consumer	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Statement of Operations Data:
Service , access and product revenues	$55,190	$57,468	$65,753
USF revenues	7,228	8,735	11,693
Total revenues	62,418	66,203	77,446

Operating Expenses:
Service, access and product cost of revenues excluding depreciation and amortization	7,780	7,861	9,037
USF cost of revenues	7,228	8,735	11,693
Sales and marketing	1,155	3,340	3,650
Engineering and development	532	788	837
General and administrative	4,891	3,444	4,165
Depreciation and amortization	141	160	337
	21,727	24,328	29,719
Income from operations	$40,691	$41,875	$47,727

The table below includes revenues and cost of revenues that our management uses to measure the growth and operating performance of the Consumer focused portion of our business:

Consumer	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Revenues:
Service revenues	$55,132	$57,405	$65,697
Access and product revenues(1)	58	63	56
Service, access and product revenues excluding USF	55,190	57,468	65,753
USF revenues	7,228	8,735	11,693
Total revenues	$62,418	$66,203	$77,446

Cost of Revenues:
Service cost of revenues(2)	$7,228	$7,436	$8,513
Access and product cost of revenues(1)	552	425	524
Service, access and product cost of revenues excluding USF	7,780	7,861	9,037
USF cost of revenues	7,228	8,735	11,693
Total cost of revenues	$15,008	$16,596	$20,730

Service margin %	86.9%	87.0%	87.0%
Gross margin % excluding USF (Service, access and product margin %)	85.9%	86.3%	86.3%
Gross margin %	76.0%	74.9%	73.2%
(1) Includes customer premise equipment and shipping and handling.
(2) Excludes depreciation and amortization of $141, $160, $337 for the quarters ended March 31, 2022, December 31, 2021 and March 31, 2021, respectively.

The table below includes key operating data that our management uses to measure the growth and operating performance of the Consumer focused portion of our business:

Consumer	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Average monthly revenues per line	$27.23	$27.82	$29.05
Subscriber lines (at period end)	749,108	779,179	867,243
Customer churn	1.6%	1.4%	1.9%

VONAGE HOLDINGS CORP.
TABLE 3. RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA AND TO ADJUSTED EBITDA MINUS CAPEX
(Dollars in thousands)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Net loss	$(17,122)	$(22,151)	$(376)
Interest expense	3,653	6,924	7,298
Income tax	(4,866)	(2,809)	2,181
Depreciation and amortization	25,195	23,572	20,417
Amortization of costs to implement cloud computing arrangements	1,175	840	896
EBITDA	8,035	6,376	30,416

Share-based expense	29,042	32,325	14,566
Acquisition related transaction and integration costs	1,744	10,120	—
Exit activities - severance and lease abandonment (1)	2,103	—	1,294
Other non-recurring items (2)	3,135	916	1,891
Adjusted EBITDA	44,059	49,737	48,167

Consumer Adjusted EBITDA	$41,893	$43,297	$50,013
VCP Adjusted EBITDA	2,166	6,440	(1,846)
Adjusted EBITDA	44,059	49,737	48,167
Less:
Capital expenditures	(2,773)	(2,214)	(2,553)
Intangible assets	(21)	(62)	(62)
Acquisition and development of software assets	(17,623)	(11,459)	(13,865)
Adjusted EBITDA Minus Capex	$23,642	$36,002	$31,687

(1) Exit activities - severance and lease abandonment relate to the Company's business-wide optimization and alignment project initiated in 2020 which included employee related exits and further facility exit costs executed upon as part of the overall project.
(2) Other non-recurring items principally include certain litigation charges including defense costs, acquisition related consideration accounted for as compensation, long term incentive award and other non-recurring project costs such as the review of the Consumer business.

VONAGE HOLDINGS CORP.
TABLE 4. RECONCILIATION OF GAAP NET (LOSS) INCOME TO
NET INCOME EXCLUDING ADJUSTMENTS
(Dollars in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Net loss	$(17,122)	$(22,151)	$(376)
Amortization of acquisition - related intangibles	9,483	10,823	10,794
Amortization of costs to implement cloud computing arrangements	1,175	840	896
Amortization of debt discount	—	3,402	3,261
Acquisition related transaction and integration costs	1,744	10,120	—
Exit activities - severance and lease abandonment (1)	2,103	—	1,294
Other non-recurring items (2)	3,135	916	1,891
Tax effect on adjusting items	(4,586)	(6,787)	(4,715)
Net (loss) income excluding adjustments	$(4,068)	$(2,837)	$13,045
Loss per common share:
Basic and diluted	$(0.07)	$(0.09)	$—
Weighted-average common shares outstanding:
Basic and diluted	254,666	252,791	249,638
(Loss) Income per common share, excluding adjustments:
Basic	$(0.02)	$(0.01)	$0.05
Diluted	$(0.02)	$(0.01)	$0.05
Weighted-average common shares outstanding:
Basic	254,666	252,791	249,638
Diluted	254,666	252,791	259,031

(1) Exit activities - severance and lease abandonment relate to the Company's business-wide optimization and alignment project initiated in 2020 which included employee related exits and further facility exit costs executed upon as part of the overall project.
(2) Other non-recurring items principally include certain litigation charges including defense costs, acquisition related consideration accounted for as compensation, long term incentive award and other non-recurring project costs such as the review of the Consumer business.

VONAGE HOLDINGS CORP.
TABLE 5. FREE CASH FLOW
(Dollars in thousands)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2022	2021	2021
Net cash provided by operating activities	$40,871	$25,304	$47,318
Less:
Capital expenditures	(2,773)	(2,214)	(2,553)
Proceeds from sale of intangible assets, net of payment for intangible assets	(21)	(62)	(62)
Acquisition and development of software assets	(17,623)	(11,459)	(13,865)
Free cash flow	$20,454	$11,569	$30,838

VONAGE HOLDINGS CORP.
TABLE 6. RECONCILIATION OF INDEBTEDNESS UNDER REVOLVING CREDIT FACILITY AND CONVERTIBLE SENIOR NOTES TO NET DEBT
(Dollars in thousands)
(unaudited)

	March 31,	December 31,
	2022	2021
Notes payable and indebtedness under revolving credit facility, net of current maturities	$130,500	$130,500
Convertible senior notes, net	340,620	305,609
Unamortized discount on debt	4,380	3,919
Unamortized debt related costs	—	35,472
Gross debt	475,500	475,500
Less:
Unrestricted cash	15,719	18,342
Net debt	$459,781	$457,158

Use of Non-GAAP Financial Measures
This press release includes measures defined as non-GAAP financial measures by Regulation G adopted by the Securities and Exchange Commission, including: adjusted EBITDA, adjusted EBITDA less Capex, adjusted net income, constant currency, net debt (cash), and free cash flow.
Adjusted EBITDA
Vonage uses adjusted EBITDA as a principal indicator of the operating performance of its business.
Vonage defines adjusted EBITDA as GAAP net income (loss) before interest, tax, depreciation and amortization, share-based expense, amortization of costs to implement cloud computing arrangements, acquisition related transaction and integration costs, exit activities - severance and lease abandonment, and other non-recurring items.
Vonage believes that adjusted EBITDA permits a comparative assessment of its operating performance, relative to its performance based on its GAAP results, while isolating the effects of interest, tax, depreciation and amortization, which may vary from period to period without any correlation to underlying operating performance; of share-based expense, which is a non-cash expense that also varies from period to period; of one-time acquisition related transaction and integration costs, exit activities - severance and lease abandonment, and other non-recurring items. Exit activities - severance and lease abandonment relate to the Company's business-wide optimization and alignment project initiated in 2020 which included employee related exits and further facility exit costs executed upon as part of the overall project. Other non-recurring items principally include certain litigation charges including defense costs, acquisition related consideration accounted for as compensation, long term incentive award and other non-recurring project costs such as the review of the Consumer business. The items excluded from adjusted EBITDA are not separately evaluated for each reportable operating segment.
The Company provides information relating to its adjusted EBITDA so that investors have the same data that the Company employs in assessing its overall operations. The Company believes that trends in its adjusted EBITDA are valuable indicators of the operating performance of the Company on a consolidated basis.
The Company does not reconcile its forward-looking adjusted EBITDA to the corresponding GAAP measure of net income because stock-based compensation expense and other non-recurring items cannot be reasonably calculated or predicted at this time as they may be significantly impacted by future events, the timing and nature of which cannot be reasonably calculated or predicted at this time.  Accordingly, a reconciliation is not available without unreasonable effort.
Adjusted EBITDA less Capex
Vonage uses adjusted EBITDA less Capex as an indicator of the operating performance of its business. The Company provides information relating to its adjusted EBITDA less Capex so that investors have the same data that the Company employs in assessing its overall operations. The Company believes that trends in its Adjusted EBITDA less Capex are valuable indicators of the operating performance of the Company on a consolidated basis because they provide our investors with insight into current performance and period-to-period performance.
Adjusted net income
Vonage defines adjusted net income, as GAAP net income (loss) excluding amortization of acquisition-related intangible assets, amortization of costs to implement cloud computing arrangements, acquisition related transaction and integration costs, amortization of debt discount, exit activities - severance and lease abandonment, other non-recurring items and tax effect on adjusting items.

The Company believes that excluding these items will assist investors in evaluating the Company's operating performance and in better understanding its results of operations as amortization of acquisition-related intangible assets is a non-cash item, one-time acquisition related transaction and integration costs, exit activities - severance and lease abandonment, other non-recurring items, and tax effect on adjusting items are not reflective of operating performance. Exit activities - severance and lease abandonment relate to the Company's business-wide optimization and alignment project initiated in 2020 which included employee related exits and further facility exit costs executed upon as part of the overall project. Other non-recurring items principally include certain litigation charges including defense costs, acquisition related consideration accounted for as compensation, long term incentive award and other non-recurring project costs such as the review of the Consumer business.
Constant Currency
Vonage reviews its results of operations on both an as reported and on a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our prior period reported results.
Net debt (cash)
Vonage defines net debt (cash) as indebtedness under revolving credit facility, convertible senior notes, discount on debt, and debt related costs less unrestricted cash.
Vonage uses net debt (cash) as a measure of assessing leverage, as it reflects the gross debt under the Company's credit agreements and capital leases less cash available to repay such amounts. The Company believes that net cash is also a factor that first parties consider in valuing the Company.
Free cash flow
Vonage defines free cash flow as net cash provided by operating activities minus capital expenditures, purchase of intangible assets, and acquisition and development of software assets.
Vonage considers free cash flow to be a liquidity measure that provides useful information to management about the amount of cash generated by the business that, after the acquisition of equipment and software, can be used by Vonage for debt service and strategic opportunities. Free cash flow is not a measure of cash available for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure.
The non-GAAP financial measures used by Vonage may not be directly comparable to similarly titled measures reported by other companies due to differences in accounting policies and items excluded or included in the adjustments, which limits its usefulness as a comparative measure. These non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Safe Harbor Statement
This press release contains forward-looking statements, including statements about future financial results, growth priorities or plans, revenues, adjusted EBITDA, churn, seats, lines or accounts, average revenue per customer, cost of communications services, capital expenditures, new products and related investment, and other statements that are not historical facts or information, that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this press release that are not historical facts or information may be forward-looking statements. The forward-looking statements in this release are based on information available at the time the statements are made and/or management's belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: the competition we face; the expansion of competition in the cloud communications market; incremental business, regulatory, and reputational risks related to the pending Ericsson merger; timing and satisfaction of the closing conditions related to the Ericsson merger; our ability to adapt to rapid changes in the cloud communications market; realizing the expected benefits of our business optimization or other cost-savings plans; risks related to the acquisition or integration of businesses we have acquired; our ability to scale our business and grow efficiently; the nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining effective distribution channels; risks associated with sales of our services to medium-sized and enterprise customers; the effects of COVID-19 on our business; our reliance on third-party hardware and software; our dependence on third-party vendors; reliance on third parties for our 911 services; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; developing and maintaining market awareness and a strong brand; retaining senior executives and other key employees; security breaches and other compromises of information security; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; unfavorable litigation or governmental investigations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; liability under anti-corruption laws or from governmental export controls or economic sanctions; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; actions of activist shareholders; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents; and other factors that are set forth in the “Risk Factors” in our Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q filed with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing the Company's views as of any date subsequent to today.
(vg-f)